UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2004

Date of Report (Date of earliest event reported)

VARCO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13309	76-0252850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 W. Sam Houston Parkway South,

Suite 1700

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(281) 953-2200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2004, Varco International, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document field pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Exhibits.

(c) Exhibits

99.1 Press Release dated November 2, 2004 of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARCO INTERNATIONAL, INC.
Date: November 2, 2004	By:	/s/ Clay C. Williams
Clay C. Williams
Vice President and Chief Financial Officer

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(c) Exhibits

99.1 Press Release dated November 2, 2004 of the Registrant.